EXHIBIT 4.1




                FINANCIAL SERVICES CORPORATION OF THE MIDWEST

                                     AND

                           M&I FIRST NATIONAL BANK
                                   TRUSTEE


                                  INDENTURE


                        DATED AS OF NOVEMBER 1, 1996


                                 $10,000,000
                            -----% NOTES DUE 2006

                   INDENTURE, DATED AS OF NOVEMBER 1, 1996
            BETWEEN FINANCIAL SERVICES CORPORATION OF THE MIDWEST
                     AND M&I FIRST NATIONAL BANK, TRUSTEE

          Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.

                                                              INDENTURE
                             TIA                               SECTION
                             ---                               -------

Section 310 (a)(1).........................................               6.09
          (a)(2)...........................................               6.09
          (a)(3)...........................................     Not Applicable
          (a)(4)...........................................     Not Applicable
          (b)..............................................               6.08
                                                                          6.10
Section 311 (a)............................................            6.13(a)
          (b)..............................................            6.13(b)
          (b)(2)...........................................         7.03(a)(2)
                                                                       7.03(b)
Section 312 (a)............................................               7.01
                                                                       7.02(a)
          (b)..............................................            7.02(b)
          (c)..............................................            7.02(c)
Section 313 (a)............................................            7.03(a)
          (b)..............................................            7.03(b)
          (c)..............................................            7.03(a)
                                                                       7.03(b)
          (c)..............................................            7.03(c)
Section 314 (a)............................................               7.04
          (b)..............................................     Not Applicable
          (c)(1)...........................................               1.02
          (c)(2)...........................................               1.02
          (c)(3)...........................................     Not Applicable
          (d)..............................................     Not Applicable
          (e)..............................................               1.02
Section 315 (a)............................................            6.01(a)
                                                                       6.01(c)
          (b)..............................................               6.02
                                                                    7.03(a)(7)
          (c)..............................................            6.01(b)
          (d)..............................................               6.01
          (d)(1)...........................................            6.01(a)
          (d)(2)...........................................         6.01(c)(2)
          (d)(3)...........................................         6.02(c)(3)
          (e)..............................................               5.14
Section 316 (a)(1)(A)......................................               5.12
          (a)(1)(B)........................................               5.13
          (a)(2)...........................................     Not Applicable
          (b)..............................................               5.08
Section 317 (a)(1).........................................               5.03
          (a)(2)...........................................               5.04
          (b)                                                            10.03
Section 318 (a)............................................               1.07

Note: This cross-reference sheet shall not, for any purpose, be deemed to constitute a part of the Indenture.

                              TABLE OF CONTENTS
                              -----------------

                           ARTICLE ONE
     Definitions and Other Provisions of General Application

     Section 1.01 Definitions                                         One-1
     Section 1.02 Compliance Certificates and Opinions                One-8
     Section 1.03 Form of Documents Delivered to Trustee              One-9
     Section 1.04 Act of Noteholders                                  One-9
     Section 1.05 Notices, etc., to Trustee and Company               One-10
     Section 1.06 Notices to Noteholders; Waiver                      One-10
     Section 1.07 Conflict with Trust Indenture Act                   One-11
     Section 1.08 Effect of Headings and Table of Contents            One-11
     Section 1.09 Successors and Assigns                              One-11
     Section 1.10 Separability Clause                                 One-11
     Section 1.11 Benefits of Indenture                               One-11
     Section 1.12 Legal Holidays                                      One-11
     Section 1.13 Governing Law                                       One-12
     Section 1.14 Counterparts                                        One-12
     Section 1.15 Corporate Obligation                                One-12
     Section 1.16 Inspection                                          One-12


                           ARTICLE TWO
                           Note Forms

     Section 2.01. Forms Generally                                    Two-1
     Section 2.02  Form of Note                                       Two-1


                          ARTICLE THREE
                              Notes

     Section 3.01  Title and Terms                                    Three-1
     Section 3.02  Denominations                                      Three-2
     Section 3.03  Execution, Authentication, Delivery
                   and Dating                                         Three-2
     Section 3.04  Temporary Notes                                    Three-2
     Section 3.05  Registration, Transfer and Exchange                Three-3
     Section 3.06  Mutilated, Destroyed, Lost and
                   Stolen Notes                                       Three-4
     Section 3.07  Payment of Interest; Interest
                   Rights Preserved                                   Three-5
     Section 3.08  Persons Deemed Owners                              Three-6
     Section 3.09  Cancellation                                       Three-6
     Section 3.10  Authentication and Delivery of Notes               Three-6


                          ARTICLE FOUR
                   Satisfaction and Discharge

     Section 4.01  Satisfaction and Discharge of Indenture            Four-1
     Section 4.02  Application of Trust Money                         Four-2
     Section 4.03  Return of Moneys                                   Four-2


                          ARTICLE FIVE
                            Remedies

     Section 5.01  Events of Default                                  Five-1
     Section 5.02  Acceleration of Maturity: Rescission
                   and Annulment                                      Five-2
     Section 5.03  Collection of Indebtedness and Suits
                   for Enforcement by Trustee                         Five-3
     Section 5.04  Trustee May File Proofs of Claim                   Five-4
     Section 5.05  Trustee May Enforce Claims Without
                   Possession of Notes                                Five-5
     Section 5.06  Application of Money Collected                     Five-5
     Section 5.07  Limitation on Suits                                Five-5
     Section 5.08  Unconditional Right of Noteholders to
                   Receive Principal and Interest                     Five-6
     Section 5.09  Restoration of Rights and Remedies                 Five-6
     Section 5.10  Rights and Remedies Cumulative                     Five-6
     Section 5.11  Delay or Omission Not Waiver                       Five-7
     Section 5.12  Noteholders May Demand Enforcement of
                   Right by Trustee                                   Five-7
     Section 5.13  Control by Noteholders                             Five-7
     Section 5.14  Waiver of Past Defaults                            Five-8
     Section 5.15  Undertaking for Costs                              Five-8
     Section 5.16  Waiver of Stay or Extension Laws                   Five-8


                           ARTICLE SIX
                           The Trustee

     Section 6.01  Certain Duties and Responsibilities                Six-1
     Section 6.02  Notice of Defaults                                 Six-2
     Section 6.03  Certain Rights of Trustee                          Six-2
     Section 6.04  Not Responsible for Recitals or
                   Issuance of Notes                                  Six-3
     Section 6.05  May Hold Notes                                     Six-4
     Section 6.06  Money Held in Trust                                Six-4
     Section 6.07  Compensation and Reimbursement                     Six-4
     Section 6.08  Disqualification; Conflicting Interests            Six-5
     Section 6.09  Corporate Trustee Required; Eligibility            Six-10
     Section 6.10  Resignation and Removal; Appointment
                   of Successor                                       Six-11
     Section 6.11  Acceptance of Appointment by Successor             Six-12
     Section 6.12  Merger, Conversion, Consolidation or
                   Succession to Business                             Six-12
     Section 6.13  Preferential Collection of Claims
                   Against Company                                    Six-13


                          ARTICLE SEVEN
      Noteholders' Lists and Reports by Trustee and Company

     Section 7.01  Company to Furnish Trustee Names and
                   Addresses of Noteholders                           Seven-1
     Section 7.02  Preservation of Information;
                   Communications to Noteholders                      Seven-1
     Section 7.03  Reports by Trustee                                 Seven-2
     Section 7.04  Reports by Company                                 Seven-4


                          ARTICLE EIGHT
      Consolidation, Merger, Conveyance, Transfer or Lease

     Section 8.01  Company May Consolidate, etc., only
                   on Certain Terms                                   Eight-1
     Section 8.02  Successor Substituted                              Eight-2
     Section 8.03  Limitation on Lease of Properties
                   as Entirety                                        Eight-2


                          ARTICLE NINE
                     Supplemental Indentures

     Section 9.01  Supplemental Indentures Without Consent
                   of Noteholders                                     Nine-1
     Section 9.02  Supplemental Indentures With Consent
                   of Noteholders                                     Nine-1
     Section 9.03  Execution of Supplemental Indentures               Nine-2
     Section 9.04  Effect of Supplemental Indentures                  Nine-3
     Section 9.05  Conformity with Trust Indenture Act                Nine-3
     Section 9.06  Reference in Notes to Supplemental
                   Indentures                                         Nine-3

                           ARTICLE TEN
                            Covenants

     Section 10.01 Payment of Principal, Premium and Interest        Ten-1
     Section 10.02 Maintenance of Office or Agency                   Ten-1
     Section 10.03 Money for Note Payments to be Held in Trust       Ten-1
     Section 10.04 Statements as to Compliance                       Ten-2
     Section 10.05 Corporate Existence                               Ten-3
     Section 10.06 Payment of Taxes and Other Claims                 Ten-3
     Section 10.07 Maintenance of Properties                         Ten-3
     Section 10.08 Advances by Trustee                               Ten-4
     Section 10.09 Maintenance of Insurance                          Ten-4
     Section 10.10 Maintenance of Records                            Ten-4
     Section 10.11 Restriction on Dividends, Etc                     Ten-5
     Section 10.12 Liens                                             Ten-6
     Section 10.13 Limitation on Certain Acquisitions                Ten-8
     Section 10.14 Limitation on Indebtedness                        Ten-8
     Section 10.15 Maintenance of Consolidated Tangible
                   Net Worth                                         Ten-9
     Section 10.16 Ownership of Bank                                 Ten-9
     Section 10.17 Compliance with Law                               Ten-9
     Section 10.18 Capital Expenditures                              Ten-9
     Section 10.19 Limitation on Payment Restrictions
                   Affecting Subsidiaries                            Ten-9
     Section 10.20 Investment in Leasing Subsidiaries                Ten-9

                         ARTICLE ELEVEN
                       Redemption of Notes

     Section 11.01 Right of Redemption                               Eleven-1
     Section 11.02 Mandatory Redemption Fund                         Eleven-1
     Section 11.03 Satisfaction of Redemption Fund
                   Payments with Notes                               Eleven-1
     Section 11.04 Redemption of Notes from Mandatory
                   Redemption Fund                                   Eleven-1
     Section 11.05 Applicability of Article                          Eleven-2
     Section 11.06 Election to Redeem; Notice to Trustee             Eleven-2
     Section 11.07 Selection by Trustee of Notes
                   to be Redeemed                                    Eleven-2
     Section 11.08 Notice of Redemption                              Eleven-3
     Section 11.09 Deposit of Redemption Price                       Eleven-3
     Section 11.10 Notes Payable on Redemption Date                  Eleven-3
     Section 11.11 Notes Redeemed in Part                            Eleven-4

                         ARTICLE TWELVE
                      Noteholders' Meetings

     Section 12.01 Purposes for Which Meetings May
                   Be Called                                         Twelve-1
     Section 12.02 Manner of Calling Meetings                        Twelve-1
     Section 12.03 Call of Meeting by Company
                   or Noteholders                                    Twelve-1
     Section 12.04 Who May Attend and Vote at Meetings               Twelve-2
     Section 12.05 Regulations May Be Made By Trustee                Twelve-2
     Section 12.06 Manner of Voting at Meetings and
                   Record to be Kept                                 Twelve-3
     Section 12.07 Exercise of Rights of Trustee and
                   Noteholders Not to Be Hindered
                   or Delayed                                        Twelve-3

          THIS INDENTURE dated as of November 1, 1996, between FINANCIAL SERVICES CORPORATION OF THE MIDWEST, a Delaware corporation (hereinafter called the "Company") having its principal office in Rock Island, Illinois, and M&I FIRST NATIONAL BANK, a national banking corporation (hereinafter called the "Trustee").

                           RECITALS OF THE COMPANY
                           -----------------------

          The Company has duly authorized the creation of an issue of its Notes (hereinafter called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                 ARTICLE ONE

           Definitions and Other Provisions of General Application
           -------------------------------------------------------

          Section 1.01   Definitions.
                         -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as of the date of this Indenture.

          "Accountant" means a person qualified to pass upon accounting questions, whether or not (unless herein required to be independent) such person shall be an officer or employee of the Company or of an affiliate of the Company.

          "Act" when used with respect to any Noteholder has the meaning specified in Section 1.04.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authorized Newspaper" means a newspaper of general circulation in the relevant geographic area, printed in the English language and customarily published on each business day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

          "Bank" means THE Rock Island Bank, National Association, a national banking association, with principal offices located at 230-18th Street, Rock Island, Illinois 61201 and its official office located as 3120 Middle Road, Bettendorf, Iowa 52722.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in West Bend, Wisconsin or the city in which the Trustee's Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          "Capital Stock" means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

          "Capitalized Lease Obligations" means, as to any person, the obligation of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligation is required to be classified and accounted for as a capital lease obligation or a liability on a balance sheet of such person under generally accepted accounting principles and, for purposes of this Indenture, the amount of such obligations at any date shall be the capitalized amount thereof at such date, determined in accordance with generally accepted accounting principles.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Indebtedness" means the total indebtedness of any corporation, its Subsidiaries and its Leasing Subsidiaries (as hereinafter defined) determined on a consolidated basis in accordance with generally accepted accounting principles, except that there is excluded therefrom any Indebtedness of a corporation, partnership, limited liability company or other entity of which the Company owns or has control over, directly or indirectly, of at least a majority of the voting rights and which corporation, partnership, limited liability company or other entity is involved solely in the leasing business ("Leasing Subsidiary"), where such Indebtedness is not guaranteed by or supported in any manner by the Company, any Subsidiary of the Company or by any other entity in which the Company, directly or indirectly, owns or controls a majority of the voting interest, or by any assets thereof, provided, however, that such Leasing Subsidiary has a positive net worth at all times that any such Indebtedness is outstanding.

          "Consolidated Net Income" for any period shall mean the amount of consolidated net income (or deficit) of the Company and its Subsidiaries and that of its Leasing Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided, however, that there shall not be included in consolidated net income (i) any net income (or net loss) of a Subsidiary or Leasing Subsidiary for any period during which it was not a Subsidiary or Leasing Subsidiary; or (ii) any net income (or net loss) of any business, property or assets acquired (by way of merger, consolidation, purchase or otherwise) by the Company, any Subsidiary or any Leasing Subsidiary for any period prior to the acquisition thereof.

          "Consolidated Tangible Net Worth" means the excess, after making appropriate deductions for any minority interest in net worth of Subsidiaries and Leasing Subsidiaries, of:

          (a) the tangible assets of any corporation, its Subsidiaries and Leasing Subsidiaries (excluding intercompany items) which, in accordance with generally accepted accounting principles, are tangible assets, excluding the unrealized gain or loss with respect to available-for-sale securities, after deducting adequate reserves in each case where, in accordance with generally accepted accounting principles, a reserve is proper, over

          (b) all Debt of such corporation, its Subsidiaries and Leasing Subsidiaries (excluding intercompany items);

provided, however, that (i) in no event shall there be included as tangible assets goodwill, core deposit intangibles, prepaid expenses (except for prepaid insurance), deferred charges (except for deferred taxes) or treasury stock or any securities or Debt of such corporation or a Subsidiary or Leasing Subsidiary; (ii) the unamortized portion of the costs incurred in connection with the public offering of $10,000,000 of the Notes and mortgage servicing rights which are capitalized in accordance with Statement No. 122 of the Financial Standards Accounting Board (regardless of whether such rights are treated as intangible assets for regulatory or other purposes) shall be included as tangible assets; and (iii) all assets and Debt of a Leasing Subsidiary whose Indebtedness is excluded from the definition of "Consolidated Indebtedness" shall be excluded in such computation, but the investment of Company from time to time in any such Leasing Subsidiary shall be included as a tangible asset.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee located at 321 North Main Street, West Bend, Wisconsin 53095, or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Company, as the principal corporate trust office of any successor Trustee.

          "Debt" of any corporation at any time shall include all obligations which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown in the liabilities side of a balance sheet of such corporation at such date.

          "Depository" means with respect to the issuance of Notes, the person in whose name the Notes are registered and to whom a certificate representing such Notes is issued.

          "Default" means any occurrence which is, or with notice or the lapse of time, or both, would become an Event of Default.

          "Event of Default" has the meaning specified in Article Five.

          "Holder" when used with respect to any Note means a Noteholder.

          "Indebtedness" of any person means, at any date, each of the following (without duplication): (a) all obligations, unconditional or contingent, of such person for borrowed money (whether or not recourse is to the whole of the assets of such person or only to a portion thereof) or evidenced by bonds, debentures, notes or other similar instruments (including, without limitation, obligations with respect to letters of credit and bankers' acceptances); (b) all obligations of such person to pay the deferred purchase price of property or services (other than services rendered by employees, officers or directors of such person or its Subsidiaries in their capacities as such at the time such services were rendered and other than accrued expenses and trade payables arising in the ordinary course); (c) Capitalized Lease Obligations of such person; (d) all Indebtedness of another secured by a lien on any asset of such person, whether or not such Indebtedness is assumed or guaranteed by such person but only to the extent of the lesser of the Indebtedness so secured and the fair market value of such asset; and (e) any guarantee of any item that would be included within this definition; provided, however, that obligations described in clauses (a) through (c) above shall constitute Indebtedness only if and to the extent such obligation would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles, and provided further, that there shall be excluded from the definition of Indebtedness (i) the principal amount of the Company's Mandatory Convertible Debentures but only to the extent and so long as the payment of the principal amount thereof is subordinated to the prior payment in full of the Notes and; (ii) bank deposits, advances from the Federal Home Loan Bank, short-term obligations to repurchase securities sold under agreements to repurchase, federal funds purchased, demand notes issued by the United States Treasury and similar short-term banking obligations. The amount of Indebtedness of any person at any date shall be the outstanding balance of any such unconditional obligations as described in clauses (a) through (e) and the maximum liability of any such contingent obligations at such date.

          "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Independent" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Notes or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

          "Individual Note" means a Note of an original principal amount of $1,000; a Note of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by $1,000.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

          "Maturity" when used with respect to any Note means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Noteholder" means a Person in whose name a Note is registered in the Note Register.

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 3.05.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, and shall be acceptable to the Trustee.

          "Outstanding" when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

          (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
          (iii)Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" means a city or any political subdivision thereof designated as such in Article Three.

          "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

          "Redemption Date" when used with respect to any Note to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" when used with respect to any Note to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified in Article Three.

          "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means a date fixed by the Trustee pursuant to Section 3.07.

          "Stated Maturity" when used with respect to any Note or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

          "Subsidiary" means any corporation a majority of the Voting Shares of which are at the time owned by any corporation or by other Subsidiaries or by such corporation and other Subsidiaries.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, unless otherwise specifically provided.

          "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Voting Shares" means, as to shares of a particular corporation, outstanding shares of stock of any class of such corporation entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency.

          Section 1.02   Compliance Certificates and Opinions.
                         ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.03   Form of Documents Delivered to Trustee.
                         --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, in so far as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.04   Act of Noteholders.
                         ------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company, together with any writing appointing an agent of Noteholder. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provide in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c)  The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 1.05   Notices, etc., to Trustee and Company.
                         -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Noteholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal corporate trust office, or

          (2) the Company by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 224 - 18th Street, Suite 202, Rock Island, Illinois 61201-8737, or at any other address previously furnished in writing to the Trustee by the Company.

          Section 1.06   Notices to Noteholders; Waiver.
                         ------------------------------

          Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

          Section 1.07   Conflict with Trust Indenture Act.
                         ---------------------------------

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

          Section 1.08   Effect of Headings and Table of Contents.
                         ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.09   Successors and Assigns.
                         ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 1.10   Separability Clause.
                         -------------------

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.11   Benefits of Indenture.
                         ---------------------

          Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.12   Legal Holidays.
                         --------------

          In any case where the date of any Interest Payment Date, Redemption Date or the Stated Maturity of any Note, or any date on which any Defaulted Interest is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date, Redemption Date or Stated Maturity or date for the payment of Defaulted Interest, as the case may be, and no interest shall accrue for the period from and after any such nominal date.

          Section 1.13   Governing Law.
                         -------------

          This Indenture, each Supplement and each Note shall be construed in accordance with and governed by the laws of the State of Illinois applicable to agreements made and to be performed therein.

          Section 1.14   Counterparts.
                         ------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 1.15   Corporate Obligation.
                         --------------------

          No recourse may be taken against any incorporator, subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor of the Company with respect to the Company's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

          Section 1.16   Inspection.
                         ----------

          The Company agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Company's normal business hours, to examine all the books of account, records, reports and other papers of the Company, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Trustee, and to discuss its affairs, finances and accounts with its officers, employees and independent certified public accountants (and by this provision the Company hereby authorizes its accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expenses incident to the exercise by the Trustee of any right under this Section 1.16 shall be borne by the Trustee, provided that if an audit is made during the continuance of an Event of Default, the expense incident to such audit shall be borne by the Company.

                                 ARTICLE TWO

                                  Note Forms
                                  ----------

          Section 2.01.  Forms Generally.
                         ---------------

          The Notes and the certificates of authentication thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Section 2.02   Form of Note.
                         ------------

                FINANCIAL SERVICES CORPORATION OF THE MIDWEST

                            -----% Note Due 2006

       Stated          First Interest     Interest Payable         Issue
      Maturity          Payment Date     on the 1st Day of          Date
      --------         --------------    -----------------         ------






          Financial Services Corporation of the Midwest, a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ---------------- or registered assigns, the principal sum of ----------------------- Dollars on or prior to the date set forth above ("Stated Maturity"), except as the provisions below with respect to any prepayment or redemption of this Note may become applicable hereto, and to pay interest thereon at the rate of -----% per annum on the unpaid portion of said principal sum from the date hereof, or from the most recent interest payment date to which interest has been paid or duly provided for, through the day immediately preceding the date on which such principal sum becomes due and payable, on the first day of the month set forth above in each year, and on any overdue principal, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest, at the aforesaid rate per annum. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in said Indenture, be paid to the person in whose name this Note (or one or more Predecessor Notes, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day (whether or not a business day) of the calendar month next preceding such interest payment date. At the option of the Company interest so payable may be paid by check to the order of said registered holder mailed to his or her address appearing on the Note Register. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in West Bend, Wisconsin, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          This Note is one of a duly authorized issue of Notes of the Company designated as its -----% Notes Due 2006 (herein called the "Notes"), limited in aggregate principal amount to $10,000,000, issued under an Indenture dated as of November 1, 1996 (herein called the "Indenture"), between the Company and M&I First National Bank, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

          All or any portion of the Notes are subject to redemption at any time, upon notice as provided in the Indenture at the election of the Company, at 103% of the principal amount thereof if the redemption occurs on or before November 1, 1998 and at 100% of the principal amount thereof if the redemption occurs after November 1, 1998, together in any case with interest accrued to the date fixed for redemption, payable on surrender for redemption (the interest installment payable on the date fixed for redemption, if such date is an interest payment date, to be paid to the holder of record at the close of business on the Regular Record Date therefor hereinabove stated).

          The Notes are subject to mandatory redemption through the operation of the Mandatory Redemption Fund which provides for the redemption by the Company of $750,000 principal amount of Notes on each of November 1, 2000, 2001, 2002, 2003, 2004 and 2005.

          Notes acquired or redeemed by the Company otherwise than through Mandatory Redemption Fund payments may be credited at the election of the Company against subsequent Mandatory Redemption Fund payments otherwise required to be made.

          It is provided in the Indenture that Notes of a denomination larger than $1,000 may be redeemed in part ($1,000 or a multiple thereof) and that upon any partial redemption of any such Note the same shall be surrendered in exchange for one or more new Notes for the unredeemed portion of principal.

          Notes (or portions thereof as aforesaid) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the date fixed for redemption.

          If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes under the Indenture at any time by the Company with the consent of the holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Note Register of the Company, upon surrender of this Note for transfer at the office or agency of the Company in any place where the principal hereof and interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed by the registered holder hereof or his attorney duly authorized in writing, a copy of which authorization shall be delivered with any such instrument of transfer, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only as registered Notes without coupons in denominations of $1,000 or any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

          No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving the payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used is this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Note, excluding the validity hereof, shall be construed in accordance with and governed by the laws of the State of Illinois.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and a facsimile of its corporate seal to be imprinted hereon.

                              FINANCIAL SERVICES CORPORATION
                                OF THE MIDWEST
                              Rock Island, Illinois

[SEAL]

                              By   -------------------------------
Attest:                            (Authorized Officer)

-------------------------------

                   Trustee's Certificate of Authentication
                   ---------------------------------------

          This is one of the Notes referred to in the within-mentioned
Indenture.

Authentication Date:                    M&I FIRST NATIONAL BANK
                                As Trustee



                              By   -------------------------------
                                   Authorized Signature

                                ARTICLE THREE

                                    Notes
                                    -----

          Section 3.01   Title and Terms.
                         ---------------

          The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $10,000,000, except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes as provided herein.

          The Notes shall be known and designated as the "-----% NOTES DUE 2006" of the Company.

          The Stated Maturity of the Notes shall be November 1, 2006 and the Notes shall bear interest at the rate of -----% per annum from November 1, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually thereafter on May 1 and November 1 of each year, commencing May 1, 1997. The final interest installment shall be paid on the maturity, repayment or redemption date of each such Note and shall include the interest accrued thereon from the last preceding semiannual Interest Payment Date. Interest on overdue principal and, to the extent legally enforceable, on overdue interest, on any Note shall be paid at such aforesaid rate. The Notes shall be redeemable upon the terms and conditions more fully set forth in Article Eleven hereof.

          The Regular Record Date for the payment of the interest payable, and punctually paid or duly provided for, on any Interest Payment Date shall be the close of business on the 15th day (whether or not a Business Day) of the calendar month next preceding such Interest Payment Date.

          The person in whose name any Note is registered at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any registration of transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on any Interest Payment Date, such Defaulted Interest shall be paid as provided in Section 3.07.

          Any action required to be taken pursuant to this Section on any date which is not a Business Day need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if made on such day.

          The principal of, and the redemption premium, if any, and interest on, the Notes shall be payable at the corporate trust office of Trustee, in the City of West Bend, State of Wisconsin, as Paying Agent for the Notes, or any successor Paying Agent, said city being herein called "Place of Payment." Interest on each Note shall be paid by check mailed to the Person entitled thereto at the address last appearing on the Note Register.

          Interest on the Notes shall be calculated on the basis of the number of days elapsed in a year of 360 days.

          Section 3.02   Denominations.
                         -------------

          The Notes may be issued in denominations of $1,000 and any multiple of $1,000.

          Section 3.03   Execution, Authentication, Delivery and Dating.
                         ----------------------------------------------

          The Notes shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication; and the Trustee shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

          Each Note shall be dated as of the most recent Interest Payment Date on which interest on the Notes shall have been paid or provided for prior to the authentication of such Note, provided that any Note authenticated prior to the first such Interest Payment Date shall be dated as of November 1, 1996.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Section 3.04   Temporary Notes.
                         ----------------

          Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

          Section 3.05   Registration, Transfer and Exchange.
                         -----------------------------------

          The Company shall cause to be kept at the principal corporate trust office of the Trustee a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfer of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

          Upon surrender for transfer of any Note at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of a like aggregate principal amount.

          At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

          All Notes issued upon any transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

          Every Note presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing, together with a copy of any such authorization.

          No service charge shall be made for any transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

          The Company shall not be required (I) to issue, transfer or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 11.07 and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Note so selected for redemption in whole or in part.

          Section 3.06   Mutilated, Destroyed, Lost and Stolen Notes.
                         -------------------------------------------

          If (I) any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or shall have been selected or called for redemption, the Company in its discretion may, instead of issuing a new Note, pay such Note.

          Prior to the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 3.07   Payment of Interest; Interest Rights Preserved.
                         ----------------------------------------------

          Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest specified in Section 3.01.

          Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Noteholder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause
     (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

          Section 3.08   Persons Deemed Owners.
                         ---------------------

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 3.07) interest on, such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 3.09   Cancellation.
                         ------------

          All Notes surrendered for payment, redemption, transfer, exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order.

          Section 3.10   Authentication and Delivery of Notes.
                         ------------------------------------

          Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Notes up to the aggregate principal amount of $10,000,000 may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

                                 ARTICLE FOUR

                          Satisfaction and Discharge
                          --------------------------

          Section 4.01   Satisfaction and Discharge of Indenture.
                         ---------------------------------------

          This Indenture shall cease to be of further effect (except as to any surviving rights of conversion or transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
          Section 3.06, and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee canceled or for cancellation, or

               (B) all such Notes not theretofore delivered to the Trustee canceled or for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their
               Stated Maturity within one year, or

                    (iii)     are to be called for redemption
               within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee canceled or for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 shall survive.

          Section 4.02   Application of Trust Money.
                         --------------------------

          All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

          Section 4.03   Return of Moneys.
                         ----------------

          Upon the satisfaction and discharge of this Indenture, all moneys then held by any paying agent other than the Trustee hereunder shall, upon demand of the Company, be repaid to it and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                 ARTICLE FIVE

                                   Remedies
                                   --------

          Section 5.01   Events of Default.
                         -----------------

          "Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of any Note when and as the same becomes due and payable; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (6) a default under any bond, debenture, note or other similar instrument evidencing indebtedness of the Company or of the Bank (other than Notes issued pursuant to Article Three of this Indenture) or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and the expiration of the applicable period of grace, if any, provided in such evidence of indebtedness, indenture or other instrument; provided, however, that, if such default under such evidence of indebtedness, indenture or other instrument shall be cured by the Company, or be waived by the requisite number of holders of such indebtedness, in each case as may be permitted by such evidence of indebtedness, indenture or other instrument, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived.

          Section 5.02   Acceleration of Maturity: Rescission and Annulment.
                         --------------------------------------------------

          If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Notes Outstanding may declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Noteholders), and upon any such declaration such principal shall become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Notes Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue installments of interest on all Notes,

               (B) the principal of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

          (2) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Section 5.02.

          Section 5.03   Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
                         Trustee.
                         -------

          The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of any Note when such principal becomes due and payable,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 5.04   Trustee May File Proofs of Claim.
                         --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise.

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and the advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, it agents and counsel, and any other amounts due the Trustee under Section 6.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

          Section 5.05   Trustee May Enforce Claims Without Possession of Notes.
                         ------------------------------------------------------

          All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

          Section 5.06   Application of Money Collected.
                         ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under
     Section 6.07;

          SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

          THIRD: To the payment of any surplus to any other Person legally entitled thereto.

          Section 5.07   Limitation on Suits.
                         -------------------

          No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

          Section 5.08   Unconditional Right of Noteholders to Receive Principal
                         -------------------------------------------------------
and Interest.
------------

          Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          Section 5.09   Restoration of Rights and Remedies.
                         ----------------------------------

          If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then, and in every such case, the Company, the Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

          Section 5.10   Rights and Remedies Cumulative.
                         ------------------------------

          No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11   Delay or Omission Not Waiver.
                         ----------------------------

          No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

          Section 5.12   Noteholders May Demand Enforcement of Right by Trustee.
                         ------------------------------------------------------

          If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Notes then Outstanding and upon the offering of indemnity as provided in Section 5.07, proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal or, or premium, if any, or interest on the Notes, or to foreclose this Indenture or take such other appropriate legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Noteholders, or, in case such Noteholders shall have requested a specific method of enforcement permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of other remedy so requested would involve the Trustee in personal liability or expense.

          Section 5.13   Control by Noteholders.
                         ----------------------

          The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, provided, however, that subject to Section 6.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

          Section 5.14   Waiver of Past Defaults.
                         -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default hereunder and its consequences, except a default

          (1) in the payment of the principal of (and premium, if any) or interest on any Note, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.15   Undertaking for Costs.
                         ---------------------

          All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Note on or after the respective Stated Maturity expressed in such Note (or, in the case of redemption, on or after the applicable Redemption Date).

          Section 5.16   Waiver of Stay or Extension Laws.
                         --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SIX

                                 The Trustee
                                 -----------

          Section 6.01   Certain Duties and Responsibilities.
                         -----------------------------------

          (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that the Trustee shall perform such duties as set forth in this Indenture regardless of whether it has received or expects to receive the compensation provided by Section 6.07.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.02   Notice of Defaults.
                         ------------------

          Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note or in the payment of any redemption installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders; and provided, further, that in the case of any default of the character specified in Section 5.01(3), no such notice to Noteholders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          Section 6.03   Certain Rights of Trustee.
                         -------------------------

          Except as otherwise provided in Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; an

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 6.04   Not Responsible for Recitals or Issuance of Notes.
                         -------------------------------------------------

          The recitals contained herein and in the Notes, except the certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

          Section 6.05   May Hold Notes.
                         --------------

          The Trustee, any Paying Agent, Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.08 and 6.13, if operative, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

          Section 6.06   Money Held in Trust.
                         -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 6.07   Compensation and Reimbursement.
                         ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on the Notes.

          Notwithstanding the foregoing, the Trustee, in connection with the failure to make payments as required under this Section 6.07, shall not institute bankruptcy proceedings against the Company under the federal Bankruptcy Code or any similar applicable federal or state law, during the period in which the Notes are outstanding or 91 days thereafter.

          Section 6.08   Disqualification; Conflicting Interests.
                         ---------------------------------------

          (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

          (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, notice of such failure.

          (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if the Notes are in Default (as such term is defined in this Indenture, but exclusive of any period of grace or requirement of notice) and

          (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless (A) such other indenture securities are collateral trust notes under which the only collateral consists of Notes issued under this Indenture (B) such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture or (C) the Company has no substantial unmortgaged assets and is engaged primarily in the business of owning, or of owning and developing and/or operating, real estate and this Indenture and such other indenture are secured by wholly separate and distinct parcels of real estate; provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and/or one or more of such other indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Notes or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and
     (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% of more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

          (9) the Trustee owns, on the date of Default upon the Notes (exclusive of any period of grace or requirement of notice) or any anniversary of such Default while such Default upon the Notes remains, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any Default upon the Notes and annually in each succeeding year that the Notes remain in Default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of, or interest on, any of the Notes when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30 day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

          (10) Except under the circumstances described in paragraphs (1),
     (3), (4), (5) and (6) of Section 311(b) of the TIA, the Trustee shall be or shall become a creditor of the Company.

     The specification of percentages in paragraphs (5) to (9) inclusive, of this Subsection, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

          For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause
     (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

          (d)  For the purposes of this Section:

          (1) The term "underwriter" when used with reference to the Company means every person who, within one year prior to the time as of which the determination is made, was an underwriter of any Security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5)  The term "Company" means any obligor upon the Notes.

          (6) The term "executive officer" means the chief executive officer, president, every vice president, every trust officer, the chief financial officer, the cashier, the controller, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

          Except in the case of any Event of Default on the payment of any sinking fund or purchase fund installment, the Trustee shall not be required to resign as required by this subsection if Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon that: (i) the Event of Default may be cured or waived within a reasonable period and under procedures described in such application, and (ii) a stay of Trustee's duties to resign will not be inconsistent with the interests of the holders of the Notes. The filing of such application shall automatically stay the performance of the duty to resign until the Commission orders otherwise. Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such an appointment.

          Section 6.09   Corporate Trustee Required; Eligibility.
                         ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $2,000,000, subject to supervision or examination by federal or state authority, and having an office within the United States of America. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10   Resignation and Removal; Appointment of Successor.
                         -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. The Trustee covenants and agrees that it will not institute proceedings to be adjudicated a bankrupt or insolvent or take any of the other actions which are enumerated in
Section 5.01(5) with respect to itself unless prior thereto the Trustee shall have resigned hereunder and a successor Trustee shall have accepted appointment under Section 6.11.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.08(a) after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note for at least 6 months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.15, any Noteholder who has been a bona fide Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Noteholders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

          Section 6.11   Acceptance of Appointment by Successor.
                         --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12   Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business.
--------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

          Section 6.13   Preferential Collection of Claims Against Company.
                         -------------------------------------------------

          (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and the holders of other indenture securities (as defined in Subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds. Nothing herein contained, however, shall affect the right of the Trustee

               (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal Bankruptcy Code or applicable state law;

               (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

               (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

               (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Noteholders and the holders of other indenture securities in such manner that the Trustee, the Noteholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Noteholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the federal Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Noteholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Noteholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

               (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

               (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having the maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Noteholders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

          (c)  For the purposes of this Section only:

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture
     (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

          (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, ware or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5)  The term "Company" means any obligor upon the Notes.

                                ARTICLE SEVEN

            Noteholders' Lists and Reports by Trustee and Company
            -----------------------------------------------------

          Section 7.01   Company to Furnish Trustee Names and Addresses of
                         -------------------------------------------------
Noteholders.
-----------

          The Company will furnish or cause to be furnished to the Trustee

          (a) not more than five days after each Regular Record Date and in no event less than semi-annually, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within thirty days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

          Section 7.02   Preservation of Information; Communications to
                         ----------------------------------------------
Noteholders.
-----------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

          (b) If three or more Holders of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

          (ii) inform such applicants as to the approximate number of Holders of Notes whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate costs of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Noteholder whose name and address appear in the information preserved at the time by the Trustee in accordance with
Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Notes or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Noteholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

          Section 7.03   Reports by Trustee.
                         ------------------

          (a) Within 60 days after May 15 in each year, commencing with the year 1997, the Trustee shall transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, a brief report dated as of May 15 ("Reporting Date") with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period, no report need be transmitted):

          (1) any change to its eligibility under Section 6.09 and its qualifications under Section 6.08;

          (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 310(b) of the TIA;

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the Reporting Date and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes Outstanding on the Reporting Date;

          (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the Reporting Date, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a credit relationship arising in any manner described in Section 6.13(b)(2),
     (3), (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the Reporting Date;

          (6) any additional issue of Notes which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

          (b) The Trustee shall transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) A copy of each such report shall, at the time of such transmission to Noteholders, be filed by the Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Company will notify the Trustee when the Notes are listed on any stock exchange.

          Section 7.04   Reports by Company.
                         ------------------

          The Company will

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portion of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a National Securities Exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
     (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease
             ----------------------------------------------------

          Section 8.01   Company May Consolidate, etc., only on Certain Terms.
                         ----------------------------------------------------

          The Company shall not permit the Bank (I) to consolidate with or merge with or into any other corporation unless, immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, including, specifically, Section 10.16 hereof, or (ii) to convey or transfer its properties and assets substantially as an entirety to any Person.

          The Company shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (1) the Person (if other than the Company) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately prior to and immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

          (3) immediately after giving effect to such transaction, the Person formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall have Consolidated Tangible Net Worth of at least $150,000,000; provided, that compliance with this Section 8.01(3) shall not be required if shareholders of the Company immediately prior to any such transaction own at least a majority of the outstanding shares of the Person formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the property and assets of the Company substantially as an entirety having at least a majority of the votes entitled to be cast in the election of directors; and

          (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Section 8.02   Successor Substituted.
                         ---------------------

          Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the Person formed by or surviving such consolidation or merger (if other than the Company) or the Person to whom such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Person named as the "Company" in the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

          Section 8.03   Limitation on Lease of Properties as Entirety.
                         ---------------------------------------------

          Neither the Company nor the Bank shall lease its properties and assets substantially as an entirety to any Person, excluding, however, assets leased in the ordinary course of business.

                                 ARTICLE NINE

                           Supplemental Indentures
                           -----------------------

          Section 9.01   Supplemental Indentures Without Consent of Noteholders.
                         ------------------------------------------------------

          Without the consent of the Holders of any Notes, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Company; or

          (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of the Notes; or

          (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by TIA, excluding, however, the provisions referred to in Section 316(a) (2) of TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted.

          Section 9.02   Supplemental Indentures With Consent of Noteholders.
                         ----------------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon, or any premium payable on the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the applicable Redemption Date) or change the method for calculating the amount of interest thereon, or

          (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby.

          It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section, the Company shall mail to the Holders of the Notes to which such supplemental indenture relates, a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 9.03   Execution of Supplemental Indentures.
                         ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 9.01(4)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 9.04   Effect of Supplemental Indentures.
                         ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be and shall be deemed to be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.05   Conformity with Trust Indenture Act.
                         -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

          Section 9.06   Reference in Notes to Supplemental Indentures.
                         ---------------------------------------------

          Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                 ARTICLE TEN

                                  Covenants
                                  ---------

          Section 10.01  Payment of Principal, Premium and Interest.
                         ------------------------------------------

          The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

          Section 10.02  Maintenance of Office or Agency.
                         -------------------------------

          The Company will maintain an office or agency in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby initially appoints the Trustee such office or agency. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          Section 10.03  Money for Note Payments to be Held in Trust.
                         -------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on, any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to so act.

          Whenever the Company shall have one or more Paying Agents, it will, on or before the Business Day next preceding each due date of the principal of (and premium, if any) or interest on, any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (1) hold all sums held by it for the payment of principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any such payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. The Trustee may also adopt and employ, at the expense of the Company, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record for each such Holder.)

          Section 10.04  Statements as to Compliance.
                         ---------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, stating, as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or if there has been a default in the fulfillment of any such obligations, specifying each such default known to him and the nature and status thereof.

          Section 10.05  Corporate Existence.
                         -------------------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises and the corporate existence, rights (charter and statutory) and franchises of the Bank; provided, however, that the Company shall not be required to preserve, or to cause the Bank to preserve, any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or of the Bank and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

          Section 10.06  Payment of Taxes and Other Claims.
                         ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property; and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          Section 10.07  Maintenance of Properties.
                         -------------------------

          The Company will cause all its properties used or useful in the conduct of its business or in the business of the Bank to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or the Bank from discontinuing the operation and maintenance of any of its properties, if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Noteholders.

          Section 10.08  Advances by Trustee.
                         -------------------

          If the Company shall fail to perform any of its covenants contained in this Indenture, the Trustee may (but shall not be obliged to) make advances to perform the same in behalf of the Company, and the Company will repay upon demand all sums to advanced, with interest after demand at the highest stated interest rate borne by any Note then Outstanding. All sums so advanced, with interest as aforesaid, shall be secured by this Indenture and have priority to the indebtedness evidenced by the Notes. No such advance shall be deemed to relieve the Company from any default or Event of Default hereunder.

          Section 10.09  Maintenance of Insurance.
                         ------------------------

          (a) The Company will, at all times hereafter and until the principal of and interest on all Notes that may be issued hereunder shall be fully paid, keep or cause to be kept all of its properties and properties of its Subsidiaries, of a character usually insured by corporations similarly situated, insured in responsible insurance companies against loss by fire with extended coverage to the extent of at least 80% of their full insurable value.

          (b) The Company will carry and will cause each of its Subsidiaries to carry such insurance as is available in responsible companies against such other risks, including, without limitation, public liability insurance, in such reasonable amounts as are usually carried by corporations of the same or similar character and magnitude.

          (c) So long as any of the Notes are issued and outstanding hereunder, the Company will deposit and keep on deposit with the Trustee evidence satisfactory to the Trustee with respect to the insurance coverage referred to in paragraphs (a) and (b) of this Section; the Company will at any time upon request by the Trustee furnish such information as the Trustee may request regarding any insurance carried by it and its Subsidiaries, and if requested by the Trustee, will furnish a certificate signed by an officer of the Company stating that the Company and its subsidiaries are complying with the requirements of this Section, and the Trustee may accept such statement as sufficient evidence of compliance by the Company with its covenants set forth in this Section.

          Section 10.10  Maintenance of Records.
                         ----------------------

          The Company will at all times keep or cause to be kept proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its properties, business and affairs; the Company will at any and all times during normal business hours upon the written request of the Trustee permit it or its agents or auditors for that purpose duly authorized to inspect the books, accounts, papers, documents and memoranda of the Company and its Subsidiaries, as well as its properties and equipment, and to take from its books, accounts, papers, documents and memoranda such extracts as may be deemed expedient.

          Section 10.11  Restriction on Dividends, Etc.
                         -----------------------------

          The Company will not (a) authorize or make any distribution on Capital Stock (as hereinafter defined) of the Company; or (b) purchase, redeem or otherwise acquire or retire any shares of any class of Capital Stock of the Company, except that the Company may purchase or redeem shares of its Capital Stock at any time up to a maximum purchase or redemption price in all such transactions equal to the following: $6,000,000 plus (i) 65% of the net increase in consolidated retained earnings of the Company from June 30, 1996 through the end of the calendar month preceding any such purchase or redemption, plus (ii) the net proceeds from the issuance of any Capital Stock by the Company after June 30, 1996, minus (iii) the total amount previously expended for all purchases or redemptions of shares pursuant to this Section 10.11.

          The term "distribution on Capital Stock", as used in this Section

          (a)  shall include:

               (i)  all cash dividends, except as set forth in clauses
          (ii) and (iii) of subdivision (b) of this Section 10.11;
          (ii) all other distributions (other than those referred to in Clause (iii) of this subdivision (a)) by the Company to its stockholders of securities (other than common stock of the Company) or other assets owned by the Company; (iii) in any case of the sale by the Company to its stockholders, or to underwriters following an offering to its stockholders, of securities (other than Capital Stock of the Company), or other assets owned by the Company, the amount, if any, by which their carrying value on the books of the Company exceeds the net proceeds of such sale, after deducting any discounts or underwriting commissions; and (iv) all amounts expended by the Company or any Subsidiary for the purchase, redemption or other acquisition of Capital Stock of any class of the Company (except as permitted in the first paragraph of this Section 10.11).

          (b)  shall exclude:

               (i)  dividends paid in common stock of the Company;
          (ii) cash dividends paid on preferred stock of the Company; and (iii) cash dividends paid on common stock of the Company up to an amount in any fiscal year of the Company not in excess of thirty percent (30%) of the Consolidated Net Income of the Company for the preceding fiscal year of the Company.

          In the case of any consolidation or merger of the Company with or into any other corporation or the transfer of all or substantially all the assets of the Company as an entirety to another corporation, as permitted by Article Eight, the foregoing covenant shall apply, from and after the date upon which such consolidation, merger or transfer shall become effective to the corporation (hereinafter in this Section referred to as the "Successor Corporation") resulting from such consolidation or merger or acquisition of the assets of the Company, so that, except as otherwise provided herein, the Successor Corporation will not (i) authorize or make any distribution on Capital Stock; or (ii) purchase, redeem or otherwise acquire or retire any shares of any class of Capital Stock; provided, however, this Section 10.11 shall not apply in the event the Successor Corporation has total Consolidated Tangible Net Worth of $200,000,000 on the date such consolidation, merger or transfer shall become effective.

          Section 10.12  Liens.
                         -----

          The Company will not, and will not permit any Subsidiary to, pledge, mortgage or hypothecate, or permit to exist, any pledge, mortgage or hypothecation or other lien upon, any property or assets at any time owned by the Company or any Subsidiary to secure any indebtedness; provided, however, that this restriction shall not apply to or prevent:

          (a) the Company or any Subsidiary permitting to exist mortgages, pledges, hypothecations or other liens relating to indebtedness in existence on September 30, 1996, upon any property of the Company or any Subsidiary, or the extension, renewal or refunding of any such mortgage, pledge, hypothecation or other lien on substantially the same property theretofore subject thereto or any part thereof, or on property having substantially the same value which may be substituted for all or any part thereof;

          (b) the mortgaging, pledging, hypothecating or establishing of a lien on any property to secure indebtedness of the Company or any Subsidiary as part of the purchase price of such property, or the extension, renewal or refunding of any such mortgage, pledge, hypothecation or other lien on substantially the same property theretofore subject thereto or on any part thereof or on property having substantially the same value which may be substituted for all or any part thereof; provided that the debt secured by any such mortgage, pledge, hypothecation or other lien does not exceed the fair market value of such property at the time of acquisition of such property by the Company as determined in good faith by the board of directors of the Company;

          (c) the acquisition by the Company or any Subsidiary of any property subject to mortgages, pledges, hypothecations or other liens existing thereon at the time of acquisition (whether or not the obligations secured thereby are assumed by the Company or any Subsidiary), and the extension, renewal or refunding of any such mortgage, pledge, hypothecation or other lien, on substantially the same property theretofore subject thereto or any part thereof, provided that the debt secured by any such mortgage, pledge, hypothecation or other lien does not exceed the fair market value of such property at the time of acquisition of such property by the Company as determined in good faith by the board of directors of the Company; and provided further that any such mortgage, pledge, hypothecation or other lien does not extend to property other than the property so acquired;

          (d) the assumption by the Company or any Subsidiary of obligations secured by mortgages on, pledges or hypothecations of, or other liens on, any property existing at the time of the acquisition by the Company or any Subsidiary of such property, or the extension, renewal or refunding of any such mortgage, pledge, hypothecation or other liens, on substantially the same property theretofore subject thereto or on any part hereof, provided that the debt secured by any such mortgage, pledge, hypothecation or other lien does not exceed the fair market value of such property at the time of acquisition of such property by the Company as determined in good faith by the board of directors of the Company; and provided further that any such mortgage, pledge, hypothecation or other lien does not extend to property other than the property so acquired;

          (e) the repossession by the Company or any Subsidiary in the ordinary course of business of property comprising collateral security for defaulted indebtedness subject to the prior lien of other creditors;

          (f) the mortgaging, pledging, hypothecating or establishing of a lien on any property or assets of the Company or any Subsidiary as security for the payment of any tax, assessment or other similar charge demanded of the Company or any Subsidiary by any governmental authority or public body, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, license or right or the extension, renewal or refunding of any such mortgage, pledge, hypothecation or other lien;

          (g) the mortgaging, pledging, hypothecating or establishing of a lien on any property or assets of the Company or any Subsidiary to any governmental agency or other body created or approved by law or governmental regulation in order to enable the Company or any Subsidiary to maintain self-insurance or to participate in any fund in connection with workers' compensation, unemployment insurance, old-age pensions or other social security program, or to share in any privileges or other benefits available to corporations participating in any such arrangements, or in any other plans at any time required by law or regulations promulgated by any governmental agency or office as a condition to the transaction of any business or of any privilege or license, or from deposited assets of the Company or any Subsidiary with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond or appeal by the Company or any Subsidiary from any judgment or decree against it, or in connection with any other proceedings in action at law or in equity by or against the Company or any Subsidiary or the extension, renewal or refunding of any such mortgage, pledge, hypothecation or other lien;

          (h) the mortgaging, pledging, hypothecating or establishing of a lien on any property or assets of the Company or any Subsidiary which is a state or national bank to secure advances from the Federal Home Loan Bank or to secure public or statutory obligations or transactions for federal funds, inter-bank credit facilities, bank deposits, repurchase agreements or other obligations to customers or depositors, as such, or any transaction by a Subsidiary which is a state or national bank or trust company acting in a fiduciary capacity or the extension, renewal or refunding of any such mortgage, pledge, hypothecation or other lien;

          (i) the mortgaging, pledging, hypothecating or establishing of a lien on the Capital Stock of the Bank or any other Subsidiary, directly or indirectly, to secure debt permitted under Section 10.14 hereof; or

          (j) any lien relating to Indebtedness of any Subsidiary of the Company or the Bank acquired after the date hereof which is in existence on the date such corporation became a Subsidiary and which is outstanding for a period of not less than twelve months prior to such date.

          Section 10.13  Limitation on Certain Acquisitions.
                         ----------------------------------

          The Company will not, and will not permit any Subsidiary, to (a) acquire the Voting Shares of any company; (b) acquire substantially all the assets and liabilities of any company; or (c) merge or consolidate into itself any company if, immediately upon giving effect to such acquisition, merger or consolidation, as the case may be, (I) the Company would not then be in full compliance with all the terms, conditions and covenants contained in this Indenture; or (ii) the Consolidated Tangible Net Worth of the Company would be decreased in an amount greater than the sum of the following: $6,000,000 plus
(x) 65% of the net increase in consolidated retained earnings from June 30, 1996 through the end of the calendar month preceding any such acquisition, merger or consolidation, plus (y) the net proceeds from the issuance of any Capital Stock by the Company after June 30, 1996, and minus (z) the sum expended for all purchases or redemptions of Capital Stock permitted pursuant to Section 10.11 hereof.

          Section 10.14  Limitation on Indebtedness.
                         --------------------------

          The Company will not, and will not permit any Subsidiary, or any Leasing Subsidiary whose Indebtedness is included in the computation of "Consolidated Indebtedness," to issue, assume, incur or create any Indebtedness unless, immediately after incurring any such Indebtedness the ratio of Consolidated Indebtedness to Consolidated Tangible Net Worth shall not be more than sixty percent (60%).

          Section 10.15  Maintenance of Consolidated Tangible Net Worth.
                         ----------------------------------------------

          The Company shall at all times maintain its Consolidated Tangible Net Worth at not less than $19,000,000 and shall cause the Bank to maintain the Bank's Consolidated Tangible Net Worth at not less than $23,000,000.

          Section 10.16  Ownership of Bank.
                         -----------------

          The Company shall at all times own directly not less than the greater of the following percentages of Voting Shares and Capital Stock of the Bank:

          (a)  eighty percent (80%); or

          (b) such percentage as will permit the consolidation of income and expenses of the Bank and the Company for federal income tax purposes.

          Section 10.17  Compliance with Law.
                         -------------------

          The Company and the Bank shall at all times be in compliance in all material respects with, and conduct their respective business in all material respects in conformity with, all applicable laws and governmental regulations to which they are subject.

          Section 10.18  Capital Expenditures.
                         --------------------

          The Company will not and will not permit any Subsidiary, to expend sums for the acquisition (including acquisition under capitalized leases) of real property, buildings, leasehold improvements, machinery or equipment, such that at any time the consolidated book value of the Company's premises, furniture and equipment (representing the net sum of land, plus buildings and improvements plus furniture and equipment minus accumulated depreciation) shall exceed three percent (3%) of the Company's consolidated total assets on the Company's consolidated balance sheet at the end of the quarter immediately preceding the expenditure(s) of such sums.

          Section 10.19  Limitation on Payment Restrictions Affecting
                         --------------------------------------------
Subsidiaries.
------------

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or cause to suffer to exist or become effective any encumbrance or restriction or the ability of any Subsidiary to (a) pay dividends or make distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, or pay any Indebtedness owned to, the Company or its Subsidiaries, (b) make loans or advances to the Company or its Subsidiaries, (c) transfer any of its property or assets to the Company, or (d) guarantee any Indebtedness of the Company, except for such encumbrances or restrictions existing under or by reason of (I) applicable law, regulations, or order of or agreement with, regulatory authorities, or (ii) any instrument governing Indebtedness of an entity acquired by the Company or any of its Subsidiaries and existing at the time of such acquisition (but not in connection with such acquisition), which encumbrance or restriction is not applicable to any entity, or the property or assets of any entity, other than the entity, or the property or assets of the entity, so acquired or its Subsidiaries.

          Section 10.20  Investment in Leasing Subsidiaries.
                         ----------------------------------

          The investment of the Company, any Subsidiary and any other entity in which the Company, directly or indirectly, owns or controls at least a majority of the voting interest in a Leasing Subsidiary or Subsidiaries shall not exceed
(I) twenty-five percent (25%) of the consolidated stockholders' equity of the Company, as determined from time to time in accordance with generally accepted accounting principles, excluding, however, the unrealized gain or loss with respect to available-for-sale securities; plus (ii) the principal amount outstanding of the Company's Mandatory Convertible Debentures.

                                ARTICLE ELEVEN

                             Redemption of Notes
                             -------------------

          Section 11.01  Right of Redemption.
                         -------------------

          The Company, while not in default in the payment of any of the Notes or interest thereon, or in the payment of taxes or other governmental charges, may, upon the notice and in the manner and with the effect as hereinafter provided, redeem as a whole, if of $1,000 denomination, or as a whole or in part, in multiples of $1,000, if of a larger denomination, any or all of the Notes outstanding hereunder at any time in advance of their maturity by the payment of the principal amount of each Note to be redeemed and accrued interest thereon to the date of redemption, plus a premium of 3% of the principal amount redeemed on or before November 1, 1998. There shall be no prepayment premium with respect to any redemption after November 1, 1998.

          Section 11.02  Mandatory Redemption Fund.
                         -------------------------

          The Company covenants and agrees that as a Mandatory Redemption Fund for redemption of Notes, it will pay over and deposit with the Trustee prior to each of November 1, 2000, 2001, 2002, 2003, 2004 and 2005 an amount in cash sufficient to redeem $750,000 aggregate principal amount of Notes on each of such dates.

          The cash amount of any redemption fund payment is subject to reduction as provided in Section 11.03 hereof. Each redemption fund payment shall be applied to the redemption of Notes on each such October 1 as herein provided.

          Section 11.03  Satisfaction of Redemption Fund Payments with Notes.
                         ---------------------------------------------------

          The Company (1) may deliver Outstanding Notes (other than any previously called for redemption); and (2) may apply as a credit Notes which have been redeemed at the election of the Company pursuant to Section 11.01 hereof, in satisfaction of all or any part of any Mandatory Redemption Fund payment required to be made pursuant to Section 11.02 hereof, provided that such Notes have not been previously so credited. Each such Note shall be received and credited for such purpose by the Trustee at 100% of the principal amount thereof through operation of the redemption fund and the amount of such Mandatory Redemption Fund payment shall be reduced accordingly.

          Section 11.04  Redemption of Notes from Mandatory Redemption Fund.
                         --------------------------------------------------

          On or before September 16 in each year commencing with the year 2000 and ending on September 16, 2005, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing redemption fund payment pursuant to Section 11.02, the portion thereof, if any, which is to be satisfied by payment of cash and the portion, if any, which is to be satisfied by delivering and crediting Notes pursuant to Section 11.03 and will also deliver to the Trustee any Notes to be so delivered. Before October 1 in each such year the Trustee shall select the Notes to be redeemed upon the next ensuing November 1 in the manner specified in this Article Eleven and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in this Article Eleven. Such notice having been duly given, the redemption of such Notes shall be made upon the terms and in the manner stated in this Article Eleven.

          Section 11.05  Applicability of Article.
                         ------------------------

          Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          Section 11.06  Election to Redeem; Notice to Trustee.
                         -------------------------------------

          The election of the Company to redeem any Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Notes, the Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed.

          Section 11.07  Selection by Trustee of Notes to be Redeemed.
                         --------------------------------------------

          If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes of a denomination larger than $1,000. The portions of the principal of Notes so selected for partial redemption shall be equal to $1,000 or the smallest authorized denomination of the Notes, whichever is greater, or a multiple thereof.
          The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal of such Note which has been or is to be redeemed.

          Section 11.08  Notice of Redemption.
                         --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue as of the date immediately preceding the Redemption Date,

          (4) the place where such Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment.

          Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not affect or impair the validity of the redemption of any other Note.

          Section 11.09  Deposit of Redemption Price.
                         ---------------------------

          On or before the Business Day next preceding any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Notes which are to be redeemed on that date.

          Section 11.10  Notes Payable on Redemption Date.
                         --------------------------------

          Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified plus interest accrued thereon to, but not including the Redemption Date, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with said notice, such Notes shall be paid by the Company at the Redemption Price plus interest accrued thereon to but not including the Redemption Date. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Regular Record Dates according to their terms and the provisions of
Section 3.07.

          If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

          Section 11.11  Notes Redeemed in Part.
                         ----------------------

          Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                ARTICLE TWELVE

                            Noteholders' Meetings
                            ---------------------

          Section 12.01  Purposes for Which Meetings May Be Called.
                         -----------------------------------------

          A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article Twelve for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee,or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article Five;

          (b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Six;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Article Nine; or

          (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

          Section 12.02  Manner of Calling Meetings.
                         --------------------------

          The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 12.01, to be held at such time and at such place in the United States of America as the Trustee shall determine. Notice of every meeting of the Noteholders setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting to such Noteholders as provided in Section 1.06. The Trustee may fix, in advance, a date as the record date for determining the Noteholders entitled to notice of or to vote at any such meeting not less than 35 nor more than 75 days prior to the date fixed for such meeting.

          Section 12.03  Call of Meeting by Company or Noteholders.
                         -----------------------------------------

          In case at any time the Company, pursuant to a Board Resolution, or the Holders of at lest ten percent in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders to take any action authorized in Section 12.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Notes in the amount above specified may determine the time and the place for such meeting, the record date for determining the Noteholders entitled to notice of or to vote at such meeting, and may call such meeting to take any action authorized in Section 12.01, by mailing notice thereof as provided in Section 12.02.

          Section 12.04  Who May Attend and Vote at Meetings.
                         -----------------------------------

          To be entitled to vote at any meeting of Noteholders a Person shall
(a) be a Noteholder or (b) be a Person appointed by an instrument in writing as proxy by a Noteholder. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          Section 12.05  Regulations May Be Made By Trustee.
                         ----------------------------------

          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proven in the manner specified in
Section 1.04 and the appointment of any proxy shall be proved in the manner specified in said Section 1.04; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face may be presumed valid and genuine without the proof hereinabove or in said Section 1.04 specified.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 12.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote.

          At any meeting each Holder or proxy shall be entitled to one vote for each Outstanding Individual Note held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect to any Notes challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 12.02 or 12.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          At any meeting of Noteholders, the presence of persons holding or representing Notes in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of the Notes represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present, and the meeting may be held as so adjourned without further notice.

          Section 12.06  Manner of Voting at Meetings and Record to be Kept.
                         --------------------------------------------------

          The vote upon any matter submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the serial number or numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolutions and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 12.02. The record shall show the serial numbers of the Notes voting in favor of and against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 12.07  Exercise of Rights of Trustee and Noteholders Not to Be
                         -------------------------------------------------------
Hindered or Delayed.
-------------------

          Nothing in this Article Twelve contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                  * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   FINANCIAL SERVICES CORPORATION
                                      OF THE MIDWEST

[Seal]

                                   By: --------------------------------
                                        Title: President

Attest:



-------------------------------
Assistant Secretary



                                   M&I FIRST NATIONAL BANK

[Seal]

                                   By: ------------------------------
                                        Title: Vice President

Attest:



--------------------------------
Title: Trust Officer

       ACKNOWLEDGEMENT OF FINANCIAL SERVICES CORPORATION OF THE MIDWEST
       ----------------------------------------------------------------


STATE OF ILLINOIS        )
                         ) SS.
COUNTY OF ROCK ISLAND    )


          On this ----- day of ------------, 1996, before me, a Notary Public in and for said County, the undersigned officer, personally appeared Douglas M. Kratz and Patricia A. Hays, severally acknowledged themselves to be the President and Assistant Secretary, respectively, of FINANCIAL SERVICES CORPORATION OF THE MIDWEST, a Delaware corporation, and that they, as such officers, being authorized so do to, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such President and Assistant Secretary, respectively.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                   -------------------------------------------
                                   Notary Public, Rock Island County, Illinois

                                   My Commission expires:---------------------

                  ACKNOWLEDGEMENT OF M&I FIRST NATIONAL BANK
                  ------------------------------------------


STATE OF WISCONSIN       )
                         ) SS.
COUNTY OF WASHINGTON     )


          On this ----- day of ---------------, 1996, before me, a Notary Public in and for said County, appeared R.T. Stephenson and -------------------------, of M&I FIRST NATIONAL BANK, West Bend, Wisconsin, Trustee, to me personally known, who being by me duly sworn, did say that they are the Senior Vice President and Trust Officer, respectively, of M&I FIRST NATIONAL BANK, West Bend, Wisconsin, and that the seal affixed to said instrument is the corporate seal of the said Association and that said instrument was signed and sealed on behalf of the said Association by authority of its Board of Directors, and that the said R.T. Stephenson and ----------------------- acknowledged said instrument to be the free act and deed of said Association.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                   -------------------------------------------
[NOTARIAL SEAL]                    Notary Public, Washington County, Wisconsin

                                   My Commission expires:---------------------